UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 2, 2022

Astra Space, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39426	85-1270303
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1900 Skyhawk Street Alameda, California	94501
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (866) 278-7217

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	ASTR	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On August 2, 2022, Astra Space, Inc. (the “Company”) entered into a Common Stock Purchase Agreement (the “Purchase Agreement”) and a Registration Rights Agreement (the “Registration Rights Agreement”) with B. Riley Principal Capital II, LLC (“B. Riley Principal Capital II”). Pursuant to the Purchase Agreement, subject to the satisfaction of the conditions set forth in the Purchase Agreement, the Company will have the right to sell to B. Riley Principal Capital II up to the lesser of (i) $100,000,000 of newly issued shares (the “Shares”) of the Company’s Class A common stock, par value $0.0001 per share (the “Class A Common Stock”), and (ii) the Exchange Cap (as defined below) (subject to certain conditions and limitations), from time to time during the term of the Purchase Agreement. Sales of the Shares pursuant to the Purchase Agreement, and the timing of any sales, are solely at the option of the Company, and the Company is under no obligation to sell any Shares to B. Riley Principal Capital II under the Purchase Agreement.

Upon the initial satisfaction of the conditions to B. Riley Principal Capital II’s purchase obligation set forth in the Purchase Agreement (the “Commencement”), including that a registration statement registering under the Securities Act of 1933, as amended (the “Securities Act”), the resale by B. Riley Principal Capital II of the Shares, which the Company agreed to file with the Securities and Exchange Commission (the “SEC”) pursuant to the Registration Rights Agreement, is declared effective by the SEC and a final prospectus relating thereto is filed with the SEC, the Company will have the right, but not the obligation, from time to time at its sole discretion over the 24-month period from and after the Commencement, to direct B. Riley Principal Capital II to purchase a specified maximum amount of Shares, not to exceed certain limitations as set forth in the Purchase Agreement (each, a “VWAP Purchase”), by delivering written notice to B. Riley Principal Capital II prior to the commencement of trading of the Class A Common Stock on The Nasdaq Global Select Market (“Nasdaq”) on any trading day (the “Purchase Date”), so long as (i) the closing sale price of the Class A Common Stock on the trading day immediately prior to such Purchase Date is not less than a specified threshold price as set forth in the Purchase Agreement and (ii) all Shares subject to all prior VWAP Purchases and all prior Intraday VWAP Purchases (as defined below) by B. Riley Principal Capital II under the Purchase Agreement have been received by B. Riley Principal Capital II prior to the Company’s delivery of such applicable purchase notice to B. Riley Principal Capital II.

The purchase price of the Shares that the Company elects to sell to B. Riley Principal Capital II pursuant to the Purchase Agreement will be determined by reference to the volume weighted average price of the Class A Common Stock (“VWAP”), during the full regular trading hour period on Nasdaq on the applicable Purchase Date, calculated in accordance with the Purchase Agreement, or, if during such regular trading hour period, (i) the trading volume threshold calculated in accordance with the Purchase Agreement is reached or (ii) the trading price of a share of the Class A Common Stock on Nasdaq falls below a certain minimum price threshold as chosen in accordance with the Purchase Agreement, then only during the portion of the regular trading hour period on the applicable Purchase Date prior to the time such volume threshold is reached or the time such trading price of a share of the Class A Common Stock falls below the minimum price threshold, the precise commencement and ending times of such period determined in accordance with the Purchase Agreement (the “Purchase Valuation Period”), less a fixed 3.0% discount to the VWAP for such Purchase Valuation Period.

In addition to the regular VWAP Purchases described above, after the Commencement, the Company will also have the right, but not the obligation, subject to the continued satisfaction of the conditions set forth in the Purchase Agreement, to direct B. Riley Principal Capital II to purchase, on any trading day, including the same Purchase Date on which a regular VWAP Purchase is effected (as applicable), a specified amount of Shares, not to exceed certain limitations set forth in the Purchase Agreement that are similar to those that apply to a regular VWAP Purchase (each, an “Intraday VWAP Purchase”), by the delivery to B. Riley Principal Capital II of an irrevocable written purchase notice, after 10:00 a.m., New York City time, and prior to 3:00 p.m., New York City time, on such Purchase Date.

The per share purchase price for the Shares that the Company elects to sell to B. Riley Principal Capital II in an Intraday VWAP Purchase pursuant to the Purchase Agreement, if any, will be calculated in the same manner as in the case of a regular VWAP Purchase (including the same fixed percentage discounts to the applicable VWAP as in the case of a regular VWAP Purchase, as described above), provided that the VWAP for each Intraday VWAP Purchase effected on a Purchase Date will be calculated over different Purchase Valuation Periods on such Purchase Date, each of which will commence and end at different times on such Purchase Date (the “Intraday Purchase Valuation Period”).

There is no upper limit on the price per share that B. Riley Principal Capital II could be obligated to pay for the Shares the Company may elect to sell to it in any VWAP Purchase or any Intraday VWAP Purchase under the Purchase Agreement. The purchase price per share of the Shares that the Company may elect to sell to B. Riley Principal Capital II in a VWAP Purchase and an Intraday VWAP Purchase under the Purchase Agreement will be equitably adjusted for any reorganization, recapitalization, non-cash dividend, stock split, reverse stock split or other similar transaction occurring during the applicable Purchase Valuation Period for such VWAP Purchase or during the applicable Intraday Purchase Valuation Period for such Intraday VWAP Purchase.

From and after Commencement, the Company will control the timing and amount of any sales of the Shares to B. Riley Principal Capital II. Actual sales of Shares to B. Riley Principal Capital II under the Purchase Agreement will depend on a variety of factors to be determined by the Company from time to time, including, among other things, market conditions, the trading price of the Class A Common Stock and determinations by the Company as to the appropriate sources of funding for the Company and its operations.

Under the applicable Nasdaq rules, in no event may the Company issue to B. Riley Principal Capital II under the Purchase Agreement more than 53,059,650 shares of the Class A Common Stock, which number of shares is equal to 19.99% of the sum of the shares of the Class A Common Stock and shares of the Company’s Class B common stock, par value $0.0001, issued and outstanding immediately prior to the execution of the Purchase Agreement (the “Exchange Cap”), unless (i) the Company obtains stockholder approval to issue shares of the Class A Common Stock in excess of the Exchange Cap in accordance with the applicable Nasdaq rules, or (ii) the average price per share paid by B. Riley Principal Capital II for all of the Shares that the Company directs B. Riley Principal Capital II to purchase from us pursuant to the Purchase Agreement, if any, equals or exceeds $1.424 per share (representing the lower of the official closing price of the Class A Common Stock on Nasdaq on the trading day immediately preceding the date of the Purchase Agreement and the average official closing price of the Class A Common Stock on Nasdaq for the five consecutive trading days ending on the trading day immediately preceding the date of the Purchase Agreement, as adjusted pursuant to applicable Nasdaq rules). Moreover, the Company may not issue or sell any shares of the Class A Common Stock to B. Riley Principal Capital II under the Purchase Agreement which, when aggregated with all other shares of the Class A Common Stock then beneficially owned by B. Riley Principal Capital II and its affiliates (as calculated pursuant to Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Rule 13d-3 thereunder), would result in B. Riley Principal Capital II beneficially owning more than 4.99% of the outstanding shares of Class A Common Stock.

The net proceeds from sales, if any, under the Purchase Agreement, will depend on the frequency and prices at which the Company sells the Shares. To the extent the Company sells Shares under the Purchase Agreement, the Company currently plans to use any proceeds for working capital and general corporate purposes.

There are no restrictions on future financings, rights of first refusal, participation rights, penalties or liquidated damages in the Purchase Agreement or Registration Rights Agreement, other than a prohibition (with certain limited exceptions) on entering into specified “Variable Rate Transactions” (as such term is defined in the Purchase Agreement) during the term of the Purchase Agreement. Such transactions include, among others, the issuance of convertible securities with a conversion or exercise price that is based upon or varies with the trading price of the Class A Common Stock after the date of issuance, or the effecting or entering into an agreement to effect an “equity line of credit” or other substantially similar continuous offering with a third party, in which the Company may offer, issue or sell the Class A Common Stock or any securities exercisable, exchangeable or convertible into the Class A Common Stock at a future determined price.

B. Riley Principal Capital II has agreed not to engage in or effect, directly or indirectly, for its own principal account or for the principal account of any of its affiliates, any short sales of the Class A Common Stock or hedging transaction that establishes a net short position in the Class A Common Stock during the term of the Purchase Agreement.

The Purchase Agreement and the Registration Rights Agreement contain customary representations, warranties, conditions and indemnification obligations of the parties. The representations, warranties and covenants contained in such agreements were made only for the purposes of such agreements, were solely for the benefit of the parties to such agreements and may be subject to limitations agreed upon by the contracting parties.

The Purchase Agreement will automatically terminate on the earliest to occur of (i) the first day of the month next following the 24-month anniversary after the Commencement, (ii) the date on which B. Riley Principal Capital II shall have purchased $100,000,000 of shares of Class A Common Stock from the Company under the Purchase Agreement, (iii) the date on which the Class A Common Stock shall have failed to be listed or quoted on a U.S. national securities exchange for a period of one trading day, (iv) the thirtieth trading day following the date on which the Company commences a voluntary bankruptcy proceeding or any person commences a proceeding against the Company, and (v) the date on which a custodian is appointed for the Company or for all or substantially all of its property, or the Company makes a general assignment for the benefit of its creditors.

The Company has the right to terminate the Purchase Agreement at any time after Commencement, at no cost or penalty, upon ten trading days’ prior written notice to B. Riley Principal Capital II. The Company and B. Riley Principal Capital II may also agree to terminate the Purchase Agreement by mutual written consent, provided that no termination of the Purchase Agreement will be effective during the pendency of any VWAP Purchase or any Intraday VWAP Purchase that has not then fully settled in accordance with the Purchase Agreement. Neither the Company nor B. Riley Principal Capital II may assign or transfer its respective rights and obligations under the Purchase Agreement or the Registration Rights Agreement.

As consideration for B. Riley Principal Capital II’s commitment to purchase shares of the Class A Common Stock at the Company’s direction upon the terms and subject to the conditions set forth in the Purchase Agreement, upon execution of the Purchase Agreement, the Company issued 359,098 shares of the Class A Common Stock to B. Riley Principal Capital II. In addition, (i) upon the receipt by the Company of total aggregate gross cash proceeds equal to $25,000,000 from B. Riley Principal Capital II under the Purchase Agreement (if any), the Company will issue 179,549 additional shares of the Class A Common Stock to B. Riley Principal Capital II as additional commitment shares, and (ii) upon the receipt by the Company of total aggregate gross cash proceeds equal to $50,000,000 from B. Riley Principal Capital II under the Purchase Agreement (if any), the Company will issue an additional 179,548 shares of the Class A Common Stock to B. Riley Principal Capital II as additional commitment shares, totaling 359,097 additional commitment shares (in addition to the 359,098 initial commitment shares the Company issued to the B. Riley Principal Capital II upon execution of the Purchase Agreement). Furthermore, the Company has agreed to reimburse B. Riley Principal Capital II for the reasonable legal fees and disbursements of B. Riley Principal Capital II’s legal counsel in an amount not to exceed (i) $125,000 upon the execution of the Purchase Agreement and Registration Rights Agreement and (ii) $7,500 per fiscal quarter, in each case in connection with the transactions contemplated by this Agreement and the Registration Rights Agreement and subject to the conditions in the Purchase Agreement.

The foregoing descriptions of the Purchase Agreement and the Registration Rights Agreement are qualified in their entirety by reference to the full text of the Purchase Agreement and the Registration Rights Agreement, which are attached to this Current Report on Form 8-K as Exhibit 10.1 and Exhibit 10.2, respectively, and each of which is incorporated herein by reference.

This Current Report on Form 8-K shall not constitute an offer to sell or a solicitation of an offer to buy any of the Company’s common stock nor shall there be any sale of the Company’s common stock in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

Item 3.02	Unregistered Sales of Equity Securities.

The information contained above in Item 1.01 is incorporated by reference into this Item 3.02.

The shares of Class A Common Stock that may be issued under the Purchase Agreement are being offered and sold in a transaction exempt from registration under the Securities Act, in reliance on exemptions provided for under Rule 506(b) and Section 4(a)(2) of the Securities Act. B. Riley Principal Capital II has represented to the

Company in the Purchase Agreement that it is an institutional “accredited investor,” as defined in Rule 501(a) of Regulation D under the Securities Act, and is acquiring such shares under the Purchase Agreement for investment purposes only and not with a view towards the public sale or distribution thereof in violation of applicable U.S. federal securities laws or applicable state securities or “Blue Sky” laws.

Item 7.01	Regulation FD Disclosure.

On August 2, 2022, the Company issued a press release related to the matters described in Item 1.01. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

The information contained in this Item 7.01 and Exhibit 99.1 are furnished and shall not be deemed to be filed for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of such section, nor will such information be deemed incorporated by reference in any filing under the Securities Act, or the Exchange Act, except as may be expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description

10.1*	Common Stock Purchase Agreement, dated August 2, 2022, between Astra Space, Inc. and B. Riley Principal Capital II, LLC.

10.2	Registration Rights Agreement, dated August 2, 2022, between Astra Space, Inc. and B. Riley Principal Capital II, LLC.

99.1	Press release dated August 2, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*

Schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company hereby undertakes to supplementally furnish copies of any omitted schedules to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: August 2, 2022	Astra Space, Inc.

	By:	/s/ Kelyn Brannon
	Name:	Kelyn Brannon
	Title:	Chief Financial Officer